UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 1, 2008 (January 17, 2008)
GOLDLEAF FINANCIAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-25959	62-1453841
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027
(Address of Principal Executive Offices)
615-221-8400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     As described on the Current Report on Form 8-K of Goldleaf Financial Solutions, Inc. (the “Company”) dated January 18, 2008 (the “Initial 8-K”), on January 17, 2008, the Company announced the completion of an acquisition by merger of Alogent Corporation. The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.1, and incorporated herein by reference, are the audited financial statements of Alogent Corporation for the years ended December 31, 2006 and 2005. Attached hereto as Exhibit 99.2, and incorporated herein by reference, are the unaudited financial statements of Alogent Corporation for the nine months ended September 30, 2007 and 2006.
     (b) Pro Forma Financial Information. Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.2, and incorporated herein by reference, are the required unaudited pro forma combined financial statements.
     (d) Exhibits.

Number	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Financial Statements of Alogent Corporation for the Years Ended December 31, 2006 and 2005.

99.2	Unaudited Financial Statements of Alogent Corporation for the Nine Months Ended September 30, 2007 and 2006.

99.3	Unaudited Pro Forma Combined Condensed Financial Statements Combined Balance Sheet as of September 30, 2007,
Combined Statements of Operations for the Year Ended December 31, 2006 and Nine Months Ended September 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.
	By:	/s/ Michael Berman
		Name:	Michael Berman
Date: April 1, 2008		Title:	General Counsel and Secretary